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EHHIBIT 10.23
                                     TOPRO, INC.
                        1997 STOCK OPTION AND STOCK BONUS PLAN

     PURPOSES OF AND BENEFITS UNDER THE PLAN. This 1997 Stock Option and Stock Bonus Plan (the "Plan") is intended to encourage stock ownership by employees, officers, directors, advisors and consultants of Topro, Inc., its divisions, subsidiary corporations and parent corporation (the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation, to: (i) induce qualified persons to become employees, officers, directors or consultants of the Corporation; (ii) reward employees, officers, directors, and consultants for past services to the Corporation; and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the business of the Corporation.

     The Plan was adopted by resolution of the Board of Directors on April 16, 1997.

     It is intended that options granted by the Committee pursuant to Section 4 of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended and options granted by the Committee pursuant to Section 5 of this Plan shall constitute "non-qualified stock options" ("Non-qualified Stock Options").

     1.   DEFINITIONS.  The following definitions shall apply under this Plan:

          (a)  "Board" means the Board of Directors of the Corporation.

          (b)  "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Committee" means a Committee appointed by the Board to oversee this Plan that is composed solely of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) or a sub-Committee, composed solely of two or more Non-Employee Directors, of a Committee of the Board. If no Committee has been appointed, the term "Committee" shall mean the Board.

          (d) "Common Stock" means the Corporation's $.0001 par value common stock.

          (e) "Disability" means a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, or such other meaning ascribed in Section 22(e)(3) or any successor provision of the Code. If the Recipient has a disability insurance policy, the term "Disability" shall be as defined therein; provided that said definition is not inconsistent with the meaning ascribed in Section 22(e)(3) of the Code.

          (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (g) "Fair Market Value" per share as of a particular date means the last sale price of the Common Stock as reported on a national securities exchange or on the Nasdaq National

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Market System or, if the quotation for the last sale reported is not available for the Common Stock, the closing price of the Common Stock as reported by Nasdaq, or the average of the closing bid and ask prices reported on the electronic bulletin board or, if such quotations are unavailable, the value determined by the Committee in accordance with its discretion in making a bona fide, good faith determination of fair market value. Fair Market
Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse. In the case of Bonuses granted at a time when the Corporation does not have a registration statement in effect relating to the shares issuable hereunder, the value at which the Bonus shares are issued may be determined by the Committee at a reasonable discount from Fair Market Value to reflect the restricted nature of the shares to be issued and the inability of the Recipient to sell those shares promptly.

          (h) "Option" means either an Incentive Stock Option or a Non-qualified Stock Option, or both of them.

          (i) "Option Price" means the purchase price of the shares of Common Stock covered by an Option determined in accordance with Section 6(c) hereunder.

          (j) "Parent" means any corporation which is a "parent corporation" as defined in Section 424(e) of the Code, with respect to the Corporation.

          (k)  "Plan" means this 1997 Stock Option and Stock Bonus Plan.

          (l) "Recipient" means any person granted an Option or awarded a Bonus hereunder.

          (m) "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (n) "Subsidiary" means any corporation which is a "subsidiary corporation" as defined in Section 424(f) of the Code, with respect to the Corporation.

     2.   ADMINISTRATION.

          (a) The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant Options and Bonuses; to determine which Options shall be Incentive Stock Options and which shall be Non-qualified Stock Options; to determine the vesting schedules and other restrictions, if any, relating to Options and Bonuses; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options and Bonuses shall be granted; to determine the number of shares to be covered by each Option and Bonus; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be


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identical) entered into in connection with Options granted under the Plan;
and to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (b) Options and Bonuses granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

          (c) By resolution the Committee may delegate to one or more executive officers the power to grant options or stock bonuses to employees, consultants or advisors of the Company, provided, however, that grants to directors or executive officers of the Company, or any other person subject to Section 16 of the Exchange Act may not be made pursuant to such delegated authority. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor regulation under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Any Option or Bonus granted hereunder which would subject or subjects the Recipient to liability under Section 16(b) of the Exchange Act is void AB INITIO as if it had never been granted.

          (d) No member of the Committee or the Board, nor any agent, shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Bonus granted hereunder.

          (e) The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

     3.   ELIGIBILITY.

          (a) Subject to certain limitations hereinafter set forth, Options and Bonuses may be granted to employees, officers, directors, advisors and consultants of the Corporation. In determining the persons to whom Options or Bonuses shall be granted and the number of shares to be covered by each Option or Bonus, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

          (b) A Recipient shall be eligible to receive more than one grant of an Option or Bonus during the term of the Plan, on the terms and subject to the restrictions herein set forth.

     4. INCENTIVE STOCK OPTIONS. Options granted pursuant to this Section 4 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. Only employees of the


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Corporation (as the term "employees" is defined for the purposes of the Code)
shall be entitled to receive Incentive Stock Options.

          (a) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of the Corporation or any Parent corporation or Subsidiary corporation are exercisable for the first time by a Recipient during any calendar year may not exceed the amount set forth in Section 422(d) of the Code.

          (b) Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Code and the Treasury Regulations thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited they shall be void.

          (c) Except as provided herein, or in the Stock Option Agreement approved by the Committee for a specific Recipient, an Incentive Stock Option may not be exercised unless the Recipient then is an employee of the Corporation or a Subsidiary or Parent of the Corporation, and unless the Recipient has remained continuously as an employee of the Corporation since the date of grant of the Option. The provisions set forth herein will govern unless otherwise determined by the Committee.

          (d) If the Recipient ceases to be an employee of the Corporation or a Subsidiary or Parent of the Corporation (other than by reason of death, disability or retirement), other than for cause, all Options theretofore granted to such Recipient but not theretofore exercised shall terminate three months after the date the Recipient ceased to be an employee of the Corporation.

     5.   NON-QUALIFIED STOCK OPTIONS.  Options granted pursuant to this
Section 5 are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

     6. TERMS AND CONDITIONS OF OPTIONS. Each Option granted pursuant to the Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement shall be in substantially the form of Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

          (a) NUMBER OF SHARES. Each Option agreement shall state the number of shares of Common Stock covered by the Option.

          (b) TYPE OF OPTION. Each Option agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.


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          (c)  OPTION PRICE.  Each Option agreement shall state the Option
Price, which shall be determined by the Committee subject only to the following restrictions:

               (i) The Option Price of any Incentive Stock Option shall be not less than 100% of the Fair Market Value per share on the date of grant of the Option; provided, however, that any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall have an Option Price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

              (ii) Any Non-qualified Stock Option granted under the Plan shall be at a price not less than 85% of the Fair Market Value per share on the date of grant.

             (iii) The Option Price shall be subject to adjustment as provided in Section 6(i) hereof.

          (d) TERM OF OPTION. Each Option agreement shall state the period during and times at which the Option shall be exercisable; provided, however:

               (i) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution; provided, however, the Recipient shall have no rights under the grant until the Recipient has executed an Option agreement with respect to such Option.

              (ii) Except as further restricted in paragraph 6(d)(iii), the exercise period shall not exceed ten years from the date of grant of the Option.

             (iii) Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation shall be exercisable for no more than five years.

              (iv) The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be extended to increase the term of the Option beyond ten years from the date of the grant, or five years in the case of Incentive Stock Options granted to any person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation.

               (v) The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.


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          (e)  METHOD OF EXERCISE AND MEDIUM AND TIME OF PAYMENT.

               (i) An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable.

              (ii) Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice to the secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by any applicable securities laws.

             (iii) The Option Price shall be paid in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price and, subject to approval of the Committee, may be effected in whole or in part
     (A) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or (B) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of an Option and each Recipient; provided, however, that each such method and time for payment and each such borrowing and the terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

              (iv) The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

               (v) Applicable withholding taxes shall be paid in the manner specified by Section 9 hereof.

          (f)  TERMINATION.

               (i) Unless otherwise provided with respect to a particular Option, if the Recipient ceases to be an employee, officer, director, advisor or consultant of the Corporation or a Subsidiary or Parent to the Corporation other than by reason of death, disability or retirement, all Options theretofore granted to such Recipient but not theretofore exercised shall terminate three months after the date the Recipient ceases to be an employee, officer, director, advisor or consultant of the Corporation, and shall terminate upon the date of termination of employment if discharged for cause.

              (ii) Nothing in the Plan or in any Option granted hereunder shall confer upon a Recipient any right to continue in the employ of or to continue any other relationship with the Corporation nor interfere in any way with the right of the Corporation to terminate such employment or other relationship between a Recipient and the Corporation.

          (g) DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. If a Recipient shall die while an employee, officer, director, advisor or consultant of the Corporation, or if the Recipient's employment, officer or director status or advisory or consulting relationship shall terminate by reason of Disability or retirement, all Options theretofore granted to such Recipient, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient's estate or other permitted assignee, at any time within one year after the date of death, Disability or retirement of the Recipient; provided, however, that in the case of Incentive Stock Options such one-year period shall be limited to three months in the case of retirement.

          (h)  TRANSFERABILITY RESTRICTION

               (i) Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised during the lifetime of the Recipient only by the Recipient, and thereafter only by his legal representative or permitted assignee.

              (ii) Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in a termination of the Option.

             (iii) (A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or the National Association of Securities Dealers, or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.


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         (i) EFFECT OF CERTAIN CHANGES.

              (i) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

              (ii) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, merger or consolidation of the Corporation with another corporation, or any sale or transfer by the Corporation of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group for more than 50% of the then outstanding voting securities of the Corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, merger or consolidation, sale or transfer of assets or tender offer or exchange offer, by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, merger or consolidation, sale or transfer of assets or tender offer or exchange offer; or in the alternative the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option to the extent then exercisable. To the extent that
     Section 422(d) of the Code would not permit the provisions of this paragraph to apply to any outstanding Incentive Stock Options, such Incentive Stock Options shall immediately upon the occurrence of the event described in this paragraph, be treated for all purposes of the Plan as Non-qualified Stock Options and shall be immediately exercisable as such as provided in this paragraph.

              (iii) Paragraph (ii) of this Section 6(i) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change which results in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more

                                      -8-
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     classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

              (iv) If there is a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

              (v) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, except as otherwise provided in Section 6(i)(ii) hereof.

              (vi) Except as expressly provided in this Section 6(i), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or split-up, split-off or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         (j) RIGHTS AS SHAREHOLDER - NON-DISTRIBUTIVE INTENT.

              (i) Neither a person to whom an Option is granted nor a permitted assignee shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares of Common Stock subject to such Option until after the Option is exercised and the shares are issued to the person exercising such Option.

              (ii) Upon exercise of an Option at a time when there is no registration statement in effect under the Securities Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the Securities Act.

              (iii) No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over the Corporation.

              (iv) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(i) hereof.

         (k) OTHER PROVISIONS. Option agreements evidencing Options granted under the Plan shall contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise of an Option, and, in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

     7.  STOCK RESERVED.

         (a) The stock subject to Options or Bonuses hereunder shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options and Bonuses may be granted from time to time under the Plan (the "Available Shares") initially shall not exceed 2,200,000 shares. The number of Available Shares shall be subject to adjustment as provided in
Section 6(i) hereof.

         (b) If any Option outstanding under the Plan for any reason expires or is terminated without having been exercised in full, or if any Bonus granted is forfeited because of vesting or other restrictions imposed at the time of grant, the shares of Common Stock allocable to the unexercised portion of such Option or the forfeited portion of the Bonus shall become available for subsequent grants of Options and Bonuses under the Plan, unless the Plan shall have been terminated.

     8. GRANT OF STOCK BONUSES. In addition to, or in lieu of, the grant of an Option, the Committee may grant Bonuses of Common Stock.

         (a) At the time of grant of a Bonus, the Committee may impose a vesting period of up to five years, and such other restrictions which it deems appropriate. Unless otherwise directed by the Committee at the time of grant of a Bonus, the Recipient shall be considered a shareholder of the Corporation as to the Bonus shares which have vested in the Recipient at any time regardless of any forfeiture provisions which have not yet arisen.

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

         (b) The grant of a Bonus and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the 1934 Act, other applicable securities laws, rules and regulations, and the requirements of any stock exchanges or other services upon which the Common Stock then may be listed or quoted. Any certificates prepared to evidence Common Stock issued pursuant to a Bonus grant shall bear legends as the Corporation's counsel may seem necessary or advisable. Included among the foregoing requirements, but without limitation, any Recipient of a Bonus at a time when a registration statement relating thereto is not effective under the 1933 Act shall execute a Subscription Agreement in a form acceptable to the Company.

     9. AGREEMENT BY RECIPIENT REGARDING WITHHOLDING TAXES. Each Recipient agrees that the Corporation, to the extent permitted or required by law, shall deduct a sufficient number of shares due to the Recipient upon exercise of the Option or grant of a Bonus to allow the Corporation to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option or payment of such Bonus from any payment of any kind otherwise due to the Recipient. The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

     10. TERM OF PLAN. Options and Bonuses may be granted under this Plan from time to time until April 16, 2007, which is ten years from the date the Plan was originally adopted by the Board.

     11. AMENDMENT AND TERMINATION OF THE PLAN. The Committee at any time and from time to time may suspend, terminate, modify or amend the Plan. Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option or Bonus previously granted, unless the written consent of the Recipient is obtained.

     12. ASSUMPTION. Subject to Section 6(i) hereof, the terms and conditions of any outstanding Options granted under this Plan shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Corporation and continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation may but shall not be obligated to assume this Plan.

     13. TERMINATION OF RIGHT OF ACTION. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, director or employee, will cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen or such shorter period as may be provided by law.

     14. TAX LITIGATION. The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Committee believes to be important to holders of Options or

Common Stock issued pursuant to Bonuses granted under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

     15. SHAREHOLDER APPROVAL. If this Plan is not approved by the shareholders of the Corporation within 12 months following the date the Plan was approved by the Board as required by Section 422(b)(1) of the Code, this Plan and the Options granted hereunder shall be and remain effective for all Recipients, but the reference to Incentive Stock Options herein shall be deleted and all options granted hereunder shall be Non-qualified Stock Options pursuant to Section 5 hereof.

                                                                     EXHIBIT A

                                   FORM OF
                            STOCK OPTION AGREEMENT


     STOCK OPTION AGREEMENT made as of this ___ day of _______, 199__, between Topro, Inc., a Colorado corporation (the "Corporation"), and ________________ (the "Recipient").

     In accordance with its 1997 Stock Option and Stock Bonus Plan (the "Plan"), a copy of which has been provided to the Recipient and is incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire $.0001 par value common stock ("Common Stock") of the Corporation on favorable terms and thereby increase the Recipient's proprietary interest in the Corporation and as incentive to put forth maximum efforts for the success of the business of the Corporation. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

     1. CONFIRMATION OF GRANT OF OPTION; NATURE OF OPTION. Pursuant to a determination of the Committee (as defined in the Plan) made on ____________, 19__ (the "Date of Grant"), the Corporation, subject to the terms of the Plan and of this Agreement, confirms that the Recipient irrevocably has been granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, [AN INCENTIVE/A NON-QUALIFIED] Stock Option pursuant to Section [4/5] of the Plan (the "Option") to purchase an aggregate of ______ shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 9 hereof. The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been purchased through the exercise of the Option and have been evidenced on the stock transfer records of the Corporation maintained by the Corporation's transfer agent.

     2. OPTION PRICE. The Option Price per share of Common Stock covered by the Option will be $_____ (the "Option Price") subject to adjustment as provided in Paragraph 9 hereof.

     3. VESTING OF OPTION. This Option shall vest as to 20% of the shares covered hereby on the one year anniversary of the Date of Grant. Thereafter, this Option shall vest as to an additional 20% of the shares covered hereby, cumulatively, on the second, third, fourth and fifth anniversary dates of the Date of Grant.

     4. EXERCISE OF OPTION. Except as otherwise provided in Section 6 of the Plan and Paragraph 3 above, this Option may be exercised in whole or in part at any time during the term of the Option, provided, however, no portion of this Option shall be exercisable after the expiration of the term thereof. The Option may be exercised, by notice and payment to the Corporation as provided in Paragraph 10 hereof and Section 6(e) of the Plan, subject to the limitations of Paragraph 11 below.

     5. TERM OF OPTION. The term of the Option will be through __________, ____, subject to earlier termination or cancellation as provided in this Agreement or the Plan.

     6. TRANSFERABILITY RESTRICTION. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with
Section 6(h) of the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event, provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 6 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

     7. EXERCISE UPON TERMINATION. The Recipient's rights to exercise this Option upon termination of employment or cessation as an officer, director or consultant shall be as set forth in the Plan.

     8. DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. The Recipient's rights to exercise this Option upon the death, disability or retirement of the Recipient shall be as set forth in Section 6(g) of the Plan.

     9. ADJUSTMENTS. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 6(i) of the Plan.

     10. NO REGISTRATION OBLIGATION. The Recipient understands that the Option is not registered under the Securities Act of 1933, as amended (the "Securities Act") and the Corporation has no obligation to register under the Securities Act the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option, although it may do so from time to time. The Recipient represents that the Option is being acquired by him for investment and acknowledges that all certificates for the shares issued upon exercise of the Option will bear the following legend unless such shares are registered under the Securities Act prior to their issuance:

     The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Securities Act"), and are "restricted securities" as that term is defined in Rule 144 under the Securities Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company.

     The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise there is an effective registration under the Securities Act or the Recipient and the Corporation are able to establish the existence of an exemption from registration under the Securities Act and applicable state laws.

     11. NOTICES. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation c/o John Jenkins, President, at 2525 W. Evans Ave., Denver, CO 80219. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient's address below specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 11.

     12. APPROVAL OF COUNSEL. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange or association upon which the Common Stock then may be listed.

     13. BENEFITS OF AGREEMENT. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

     14. GOVERNMENTAL AND OTHER REGULATIONS. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which, in the opinion of counsel for the Corporation, may be required.

     15. CONFLICTS WITH THE PLAN. If any provision in this Agreement conflicts with a provision in the Plan, the Plan shall govern.

     Executed in the name and on behalf of the Corporation by one of its duly authorized officers to be effective as of the date first above written.

                                         TOPRO, INC.


                                         By:
                                            -------------------------------
                                            John Jenkins, President


                                      -3-